Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 JANUARY 6, 2003

                       RATED
                       WATER
       RIG NAME        DEPTH      DESIGN                    LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted         ADTI/Westport
                                                                                                  Resources
----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted            El Paso
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM               Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted            Mariner
----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America

----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing
----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted          BP America
----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM       Shipyard for cantilever       -
                                                                               upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
       RIG NAME        DEPTH      DESIGN                    LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class            New Zealand        Contracted            Conoco
----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright             North Sea          Shipyard                -
                                 Sedco 711 Series
----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea          Shipyard                -
----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia          Enroute                 -
----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted      Energy Partners Ltd
----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Taylor Energy
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted           Spinnaker
                                 Pacesetter
----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------



                                       2

                       RATED
                       WATER
       RIG NAME        DEPTH      DESIGN                    LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted         Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted         Ocean Energy
----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM             Shipyard                -
----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Singapore          Shipyard                -
----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------




NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED... **

       RIG NAME              CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Crusader            one well plus option    early November 2002       mid January 2003
------------------------------------------------------------------------------------------------
Ocean Drake                   12 months            late August 2002        late August 2003
------------------------------------------------------------------------------------------------
Ocean Champion                    -               early August 2001                -
------------------------------------------------------------------------------------------------
Ocean Columbia                 one well           late December 2002       mid January 2003
------------------------------------------------------------------------------------------------
Ocean Sovereign        first three months of       mid October 2002        mid January 2003
                      Ocean Heritage Contract -
                      see Ocean Heritage below
------------------------------------------------------------------------------------------------
Ocean Heritage         12 month term program,     late December 2002      early September 2003
                      assumes last ten months
                        after Ocean Sovereign
                      has completed first two
                               months
------------------------------------------------------------------------------------------------
Ocean Spartan                     -               late December 2002               -
------------------------------------------------------------------------------------------------
Ocean Spur                     one well           late November 2002       mid January 2003
------------------------------------------------------------------------------------------------
Ocean King               90-day extension plus    early August 2002        mid January 2003
                                option
------------------------------------------------------------------------------------------------
Ocean Nugget                   one well           mid November 2002       early January 2003
------------------------------------------------------------------------------------------------
Ocean Summit             first of three wells     early January 2003        mid March 2003
------------------------------------------------------------------------------------------------
Ocean Warwick                  one year           early January 2002       mid January 2003
------------------------------------------------------------------------------------------------
Ocean Titan                    one well           early October 2002       mid February 2003
------------------------------------------------------------------------------------------------
Ocean Tower                       -                mid August 2002          late March 2003
------------------------------------------------------------------------------------------------
Ocean Liberator                   -               late November 2002               -
------------------------------------------------------------------------------------------------
Ocean Century                     -                      1998                      -
------------------------------------------------------------------------------------------------
Ocean Ambassador         one well plus option     mid December 2002        late January 2003
------------------------------------------------------------------------------------------------
Ocean Nomad              one well plus two one     mid October 2002        mid January 2003
                              well options
------------------------------------------------------------------------------------------------


                                       1

       RIG NAME              CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean New Era                     -               late October 2001                -
------------------------------------------------------------------------------------------------
Ocean Bounty             one well plus option     late December 2002      early January 2003
------------------------------------------------------------------------------------------------
Ocean Guardian              special survey        early January 2003       late January 2003
------------------------------------------------------------------------------------------------
Ocean Princess           compensator repairs      early October 2002        mid April 2003
------------------------------------------------------------------------------------------------
Ocean Whittington                 -              late September 2002               -
------------------------------------------------------------------------------------------------
Ocean Vanguard         Bareboat - one additional  early January 2003      early February 2003
                          well plus options
------------------------------------------------------------------------------------------------
Ocean Epoch                  hull repairs         mid December 2002        mid January 2003
------------------------------------------------------------------------------------------------
Ocean General            two well program plus       mid May 2002          mid January 2003
                          options plus demobe
------------------------------------------------------------------------------------------------
Ocean Prospector                  -                      1998                      -
------------------------------------------------------------------------------------------------
Ocean Endeavor                    -                early March 2002                -
------------------------------------------------------------------------------------------------
Ocean Concord                  one well           late November 2002       mid January 2003
------------------------------------------------------------------------------------------------
Ocean Lexington                one well           late December 2002       late January 2003
------------------------------------------------------------------------------------------------
Ocean Saratoga           third of three wells    early September 2002     early January 2003
------------------------------------------------------------------------------------------------
Ocean Yorktown         15-well development plus   mid September 2001        late July 2003
                               options
------------------------------------------------------------------------------------------------
Ocean Voyager                     -                early March 2002                -
------------------------------------------------------------------------------------------------
Ocean Yatzy               five-year term plus    early November 1998      early November 2003
                                 option
------------------------------------------------------------------------------------------------
Ocean Worker             one well plus option     mid November 2002       early January 2003
------------------------------------------------------------------------------------------------
Ocean Quest            Swap to complete Valiant   early January 2003        late June 2003
                               contract
------------------------------------------------------------------------------------------------
Ocean Winner              18-month extension       early July 2001        late December 2002
------------------------------------------------------------------------------------------------



                                       2

       RIG NAME              CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Alliance            four-year contract     early September 2000    early September 2004
------------------------------------------------------------------------------------------------
Ocean Star                    two wells           mid September 2002      early January 2003
------------------------------------------------------------------------------------------------
Ocean Victory            one well plus option    early December 2002       late January 2003
------------------------------------------------------------------------------------------------
Ocean America                  one well            mid October 2002        late January 2003
------------------------------------------------------------------------------------------------
Ocean Valiant               special survey        early January 2003        mid March 2003
------------------------------------------------------------------------------------------------
Ocean Baroness                 repairs           early December 2002       mid February 2003
------------------------------------------------------------------------------------------------
Ocean Rover                       -               early January 2002      third quarter 2003
------------------------------------------------------------------------------------------------
Ocean Confidence            five-year term        early January 2001      early January 2006
------------------------------------------------------------------------------------------------
Ocean Clipper              three-year term         mid January 2000       early January 2003
------------------------------------------------------------------------------------------------




NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED... **

                              DAYRATE
       RIG NAME           (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean Crusader               high teens   one well plus option with Westport Resources in high
                                          teens ending mid February 2003.
----------------------------------------------------------------------------------------------
Ocean Drake                 high teens    available.
----------------------------------------------------------------------------------------------
Ocean Champion                   -                                 -
----------------------------------------------------------------------------------------------
Ocean Columbia              lower 20's    available.
----------------------------------------------------------------------------------------------
Ocean Sovereign             upper 40's    Singapore shipyard for leg upgrade ending late May
                                          2003.
----------------------------------------------------------------------------------------------
Ocean Heritage              upper 40's    available.
----------------------------------------------------------------------------------------------
Ocean Spartan                    -        available.
----------------------------------------------------------------------------------------------
Ocean Spur                   mid 20's     available.
----------------------------------------------------------------------------------------------
Ocean King                  upper 20's    available.
----------------------------------------------------------------------------------------------
Ocean Nugget                 mid 20's     available.
----------------------------------------------------------------------------------------------
Ocean Summit                 mid 20's     available.
----------------------------------------------------------------------------------------------
Ocean Warwick               upper 20's    available.
----------------------------------------------------------------------------------------------
Ocean Titan                 lower 20's    one well with Ridgelake Energy in upper 20's ending
                                          early March 2003, followed by cantilever upgrade
                                          ending late August 2003.
----------------------------------------------------------------------------------------------
Ocean Tower                      -        two wells with Ridgelake Energy in upper 20's ending
                                          late May 2003.
----------------------------------------------------------------------------------------------
Ocean Liberator                  -                                 -
----------------------------------------------------------------------------------------------
Ocean Century                    -                                 -
----------------------------------------------------------------------------------------------
Ocean Ambassador            lower 40's    available.
----------------------------------------------------------------------------------------------
Ocean Nomad                 lower 40's    first option well with Agip in lower 40's ending mid
                                          March 2003.
----------------------------------------------------------------------------------------------


                                       1

                              DAYRATE
       RIG NAME           (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean New Era                    -                                 -
----------------------------------------------------------------------------------------------
Ocean Bounty                lower 70's    one well with OMV in lower 80's ending late January
                                          2003, followed by one well with Transworld in lower
                                          80's ending late February 2003, followed by demobe
                                          to Darwin for special survey ending late May 2003,
                                          followed by three well program with Inpex in
                                          Australia in lower 70's ending mid November 2003.
----------------------------------------------------------------------------------------------
Ocean Guardian                   -        available.
----------------------------------------------------------------------------------------------
Ocean Princess                   -        available.
----------------------------------------------------------------------------------------------
Ocean Whittington                -        available.
----------------------------------------------------------------------------------------------
Ocean Vanguard              lower 10's    available.
----------------------------------------------------------------------------------------------
Ocean Epoch                      -        available.
----------------------------------------------------------------------------------------------
Ocean General                mid 60's     first of two option wells in upper 50's ending early
                                          April 2003.
----------------------------------------------------------------------------------------------
Ocean Prospector                 -                                 -
----------------------------------------------------------------------------------------------
Ocean Endeavor                   -                                 -
----------------------------------------------------------------------------------------------
Ocean Concord               lower 40's    available.
----------------------------------------------------------------------------------------------
Ocean Lexington              mid 40's     available.
----------------------------------------------------------------------------------------------
Ocean Saratoga              lower 40's    available.
----------------------------------------------------------------------------------------------
Ocean Yorktown              lower 60's    available.
----------------------------------------------------------------------------------------------
Ocean Voyager                    -                                 -
----------------------------------------------------------------------------------------------
Ocean Yatzy                    120's      available.
----------------------------------------------------------------------------------------------
Ocean Worker                lower 40's    available.
----------------------------------------------------------------------------------------------
Ocean Quest                 lower 80's    available.
----------------------------------------------------------------------------------------------
Ocean Winner                lower 80's    one year extension in lower 60's with Petrobras
                                          ending early November 2003.
----------------------------------------------------------------------------------------------



                                       2

                              DAYRATE
       RIG NAME           (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------
Ocean Alliance                 110's      available.
----------------------------------------------------------------------------------------------
Ocean Star                  upper 80's    nine month term work with Kerr McGee in mid 80's
                                          ending early October 2003.
----------------------------------------------------------------------------------------------
Ocean Victory                mid 60's     available.
----------------------------------------------------------------------------------------------
Ocean America               upper 60's    second well with Ocean Energy in mid 70's ending mid
                                          March 2003.
----------------------------------------------------------------------------------------------
Ocean Valiant                    -        available.
----------------------------------------------------------------------------------------------
Ocean Baroness                   -        available.
----------------------------------------------------------------------------------------------
Ocean Rover                      -        available.
----------------------------------------------------------------------------------------------
Ocean Confidence               170's      available.
----------------------------------------------------------------------------------------------
Ocean Clipper               lower 90's    one year extension in 100's with Petrobras ending
                                          early January 2004.
----------------------------------------------------------------------------------------------




NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico




                                       3


** TABLE COMPLETE **